Exhibit 10.1

SILVERSTAR HOLDINGS, LTD.

Waiver of Registration Rights

Reference is hereby made to that certain Registration Rights Agreement, dated as of March 19, 2008, by and among Silverstar Holdings Ltd., a Bermuda corporation (the “Company”) and the Holders (as defined therein) (the “Registration Rights Agreement”). Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Registration Rights Agreement.

Pursuant to Section 2(a) and (b) of the Registration Rights Agreement, the Company is required to file Registration Statements by the applicable Filing Dates covering the resale of Registrable Securities and cause such Registration Statements to be declared effective by the Commission by the Effectiveness Dates. In addition, pursuant to Section 2(c) of the Registration Rights Agreement upon the occurrence of an Event and until the Event is cured, the Company is required to pay to each Holder an amount in cash equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder and if the Company fails to pay any partial liquidated damages pursuant to Section 2(c) in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder.

1.         Waiver of Registration Rights.       Subject to, and conditioned upon, the immediate availability of Rule 144 (“Rule 144”) under the Securities Act to each of the undersigned as to all securities of the Company to be acquired by each of the undersigned upon conversion of the Debentures and exercise of the Warrants, without volume or manner of sale restrictions (assuming that the Warrants will be exercised by the Holders by cashless exercise), each of the undersigned, as Holders under the Registration Rights Agreement, hereby irrevocably waive, pursuant to Section 6(f) of the Registration Rights Agreement, all of the Company’s obligations under Sections 2(a), (b) and (c) of the Registration Rights Agreement (and any rights related thereto). In the event that, at any time hereafter (i) Rule 144 is not available for the immediate resale of the securities to be acquired by the Holders upon conversion of the Debentures and exercise of the Warrants (assuming that the Warrants will be exercised by the Holders by cashless exercise) subject to this Waiver or (ii) the Company does not comply with Section 3 below, this Waiver shall be deemed suspended and any rights or remedies under the Registration Rights Agreement shall be enforceable by the undersigned, including but not limited to, liquidated damages

2.         SEC Filings.  (a) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.

(b)       The Company covenants and agrees to file all SEC Reports on a timely basis until such time as the Holders may sell all securities of the Company to be acquired by them upon conversion of the Debentures and exercise of the Warrants without restriction under Rule 144.

3.         Removal of Restrictive Legends.    The Company will deliver shares of common stock to be issued to the Holders upon conversion of the Debentures and/or exercise of the Warrants without any restrictive legends; provided that if a Holder exercises its Warrants by a cash exercise the Company will deliver shares of common stock with a restrictive legend and the Company agrees that it will remove such restrictive legend once the holding period provided in Rule 144(d)(1)(ii) has elapsed.

4.         Effectiveness.            This Waiver of Registration Rights shall be effective for all purposes upon the receipt of a telecopy by the Company or its counsel of signed copies of this Waiver by the Company and the holders of sixty six percent (66%) of the Registrable Securities held by all Holders.

5.         Binding Effect.          This Waiver of Registration Rights Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.

6.         Governing Law.        ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WAIVER OF REGISTRATION RIGHTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF THAT WOULD DEFER TO THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION.

Executed as a sealed instrument as of the date set forth above.

GCP O & G I LLC

By: __________________________

Name:
Title:

HARBORVIEW MASTER FUND LP

By: __________________________

Name:
Title:

ALPHA CAPITAL ANSTALT

By: __________________________

Name:
Title:

BARRY HONIG

__________________________

Acknowledged and Agreed:

SILVERSTAR HOLDINGS, LTD.

By: __________________________

Name: Clive Kabatznik
Title: President and Chief Executive Officer
Date: August __, 2008

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